March 1, 2021

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Growth Fund

Supplement to Current Prospectus

The following information supersedes and replaces the tenth paragraph of "Fund Details – Goal and Approach" in the prospectus:

Redwood Investments, LLC serves as a subadviser to the fund.  The target percentage of the fund's assets allocated to Redwood is approximately 10%.  Redwood combines quantitative and qualitative assessments in seeking to identify companies that will exceed consensus earnings expectations over short- and medium-term time periods.  These are companies demonstrating positive estimate revisions, attractive valuation and high quality characteristics.  Redwood's stock selection process utilizes a combination of bottom-up fundamental analysis and next generation quantitative techniques.  Using its proprietary, multi-factor, dynamic stock quantitative model, Redwood ranks the stocks of U.S. companies that it considers to be growth companies based on factors in five categories:  fundamentals, valuation, financial quality, stability and momentum.  Redwood's small cap growth investment team then focuses their qualitative research on the highest ranked stocks in the quantitative model to identify and understand the critical variables and the catalysts that may lead to outperformance.  As part of this qualitative assessment, Redwood's analysts evaluate financial statements and corporate filings, meet with company management teams and perform "grassroots" research before recommending a stock as a potential investment.  Final stock selection decisions are made by Redwood's small cap growth investment team after each recommendation has been fully vetted and evaluated on its merits and on how the stock would complement the other holdings in the portfolio.  After selecting a stock for investment, Redwood's portfolio managers use systematic risk tools and draw upon their investment experience to measure, monitor and manage portfolio risk with the objective of building a portfolio that seeks to maximize return while managing risk.  Redwood generally sells a stock if it determines that the original investment thesis is broken or there has been an adverse change in the company's fundamentals or competitive advantage, relative valuation or volatility environment.

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